MUTUAL RELEASE AGREEMENT


         This Mutual Release Agreement (the "Mutual Release") is made effective the 21st day of May, 2002, by and between FLOTEK INDUSTRIES, INC., a Delaware corporation (hereinafter "Flotek"), CHEMICAL & EQUIPMENT SPECIALTIES, INC., an Oklahoma corporation (hereinafter "CESI"), GLENN S. PENNY ("Penny"), TOM D. MORTON ("Morton"), and DAN R. NEAL ("Neal"), the persons executing this Mutual Release as "Flotek Major Shareholders" (the "Flotek Major Shareholders"), and the persons executing this Mutual Release as "CESI Major Shareholders" (the "CESI Major Shareholders").

         WHEREAS, Flotek and CESI are parties to that certain Agreement and Plan of Reorganization dated August 15, 2001 (the "Merger Agreement");

         WHEREAS, pursuant to the Merger Agreement, CESI was merged into a wholly owned subsidiary of Flotek, with CESI the surviving corporation, thereby becoming a wholly owned subsidiary of Flotek (the "Merger");

         WHEREAS, as a result of the Merger, the persons who were shareholders of CESI immediately prior to the Merger (the "CESI Shareholders"), including but not limited to Penny, Morton, Neal and the CESI Major Shareholders, became shareholders of Flotek;

         WHEREAS, Flotek and CESI allege and contend among other things that Penny, Morton, and Neal breached certain of their legal obligations to Flotek, CESI and the Flotek Major Shareholders in connection with the Merger;

         WHEREAS, Penny, Morton and Neal have denied those allegations;

         WHEREAS, in connection with the Merger, certain persons, including the Flotek Major Shareholders, converted (the "Conversion") certain shares of Acquiror Preferred Stock and exercised (the "Exercise") certain of the Acquiror Warrants (as each such term is defined in the Merger Agreement);

         WHEREAS, the CESI Major Shareholders were shareholders of CESI immediately prior to the Merger and thus may assert certain claims against Penny, Morton, Neal, CESI and/or Flotek; and

         WHEREAS, bona fide disputes and controversies exist among the parties, and each of the parties hereto desires to compromise and settle all differences between themselves without admission of liability or any fact:

         NOW, THEREFORE, for and in consideration of the premises and the consideration set forth below, the parties agree as follows:

1. TRANSFER OF SHARES. Penny, Morton and Neal have transferred and by their execution of this Mutual Release do hereby transfer on the date hereof to Flotek the number of shares of common stock of Flotek indicated on Schedule A attached hereto (the "Assigned Shares"). Penny, Morton and Neal hereby represent and warrant that they have good title to the Assigned Shares, free and clear of any liens or encumbrances (except for (i) applicable restrictions on transferability imposed under state and federal securities laws and (ii) any restrictions under the Certificate of Incorporation or Bylaws of Flotek), and that the assignment pursuant to this Section will vest in the recipient good title therein. The transfer of the Assigned Shares pursuant to this Section shall be effective on the date hereof.

2. RELEASE BY FLOTEK AND CESI. Flotek and CESI and their affiliates do hereby RELEASE, ACQUIT, and FOREVER DISCHARGE Penny, Morton, Neal and their respective affiliates listed on Schedule B, attorneys and successors-in-interest (hereinafter the "PMN Parties"), and also each of the Flotek Major Shareholders and CESI Major Shareholders from any and all claims, demands, debts, damages, expenses, obligations and causes of action of any kind whatsoever, at common law, statutory, or otherwise, which Flotek, CESI or their affiliates has or might have, known or unknown, including but not limited to any claim or obligation arising under or relating to (i) the Merger Agreement or the Merger (including but not limited to claims concerning the fullness of disclosure or the accuracy of the representations and warranties made by any of the PMN Parties in their individual or representative capacities pursuant to or in connection with the Merger or the Merger Agreement), or (ii) the fact or manner of Flotek's or CESI's assertions of their claims released hereby, it being Flotek's and CESI's intent to release all claims of any kind which Flotek or CESI or their affiliates might have or may have against the PMN Parties, the Flotek Major Shareholders or the CESI Major Shareholders, whether or not described in this Mutual Release. Flotek and CESI agree to indemnify and hold the PMN Parties, the Flotek Major Shareholders and the CESI Major Shareholders harmless from any claims, demands, debts, damages, and expenses which are asserted against any of the PMN Parties, the Flotek Major Shareholders or the CESI Major Shareholders (i) by any of the affiliates of Flotek or CESI which has been hereby released and discharged, or (ii) by any past, present, or future shareholder (common or preferred) or warrant holder of Flotek or CESI relating to the Merger, the Exercise, or the Conversion.

3. RELEASE BY THE PMN PARTIES. Each of Penny, Morton and Neal do hereby RELEASE, ACQUIT, and FOREVER DISCHARGE Flotek, CESI, their affiliates and their respective past, present, and future officers, directors, shareholders, attorneys, employees, their affiliates listed on Schedule C, predecessors and successors-in-interest (hereinafter "Flotek Parties"), and also each of the Flotek Major Shareholders and CESI Major Shareholders, from any and all claims, demands, debts, damages, expenses, obligations and causes of action of any kind whatsoever, at common law, statutory, or otherwise, which any of the PMN Parties or their respective affiliates has or might have, known or unknown, including, but not limited to, any claim arising under or related to (i) the Merger Agreement or the Merger (including but not limited to claims concerning the fullness of disclosure or the accuracy of the representations and warranties made by Flotek and CESI pursuant to or in connection with the Merger or the Merger Agreement) or (ii) the fact or manner of Flotek's or CESI's assertions of their claims released hereby, it being the intent of the PMN Parties to release all claims of any kind which the PMN Parties or their affiliates might have or may have against the Flotek Parties, the Flotek Major Shareholders or the CESI Major Shareholders, whether or not described in this Mutual Release. Each of Penny, Morton, and Neal severally and not jointly agrees to indemnify and hold the Flotek Parties, the Flotek Major Shareholders and the CESI Major Shareholders harmless from any claims, demands, debts, damages, and expenses which are asserted against them by his own affiliates which has been hereby released and discharged.

4. RELEASE BY THE FLOTEK MAJOR SHAREHOLDERS. Each Flotek Major Shareholder does hereby RELEASE, ACQUIT, and FOREVER DISCHARGE each of the Flotek Parties and the PMN Parties from any and all claims, demands, debts, damages, expenses, obligations and causes of action of any kind whatsoever, at common law, statutory, or otherwise, which the respective Flotek Major Shareholder has or might have, known or unknown, now existing or that might arise hereafter, including but not limited to any claim arising under or related to (i) the Merger Agreement (including claims concerning the fullness of disclosure or the accuracy of the representations and warranties made by Flotek, CESI, or Penny, Morton or Neal (in their individual or representative capacities) pursuant to or in connection with the Merger or the Merger Agreement), (ii) the Conversion, or
(iii) the Exercise.

5. RELEASE BY THE CESI MAJOR SHAREHOLDERS. Each CESI Major Shareholder does hereby RELEASE, ACQUIT, and FOREVER DISCHARGE each of the Flotek Parties and the PMN Parties from any and all claims, demands, debts, damages, expenses, obligations and causes of action of any kind whatsoever, at common law, statutory, or otherwise, which the respective CESI Major Shareholder has or might have, known or unknown, now existing or that might arise hereafter, including but not limited to any claim arising under or related to the Merger Agreement (including claims concerning the fullness of disclosure or the accuracy of the representations and warranties made by Flotek, CESI, or Penny, Morton or Neal (in their individual or representative capacities) pursuant to or in connection with the Merger or the Merger Agreement).

6. STOCK DIVIDEND. Flotek intends to (i) distribute to the holders of its common stock a dividend in the form of 470,375 shares of its common stock (the "Stock Dividend"), and (ii) solicit from the CESI Shareholders their waiver and disclaimer of their rights to receive a distribution of shares pursuant to the Stock Dividend (the "Disclaimers"). Penny, Morton, Neal, and the CESI Major Shareholders hereby agree to (i) disclaim and waive their right to receive shares of stock pursuant to the Stock Dividend, and (ii) execute such stock powers, assignments, and other documents as are reasonably required to effect their respective Disclaimers.

7. D&O POLICY. Each of Penny, Morton and Neal agree that he will not claim any benefits or coverage under the Director & Officer Liability Policy maintained by CESI with the SAFECO Insurance Company of America or any similar policy maintained at any time by CESI, Flotek, or their affiliates with respect to reimbursement for the transfer of the Assigned Shares pursuant to the terms hereof.

8. RELEASE DATE. This Mutual Release will be effective upon the date it has been executed by all of the parties hereto, including but not limited to, each Flotek Major Shareholder and CESI Major Shareholder (the "Release Date"). If the Release Date has not occurred on or before April 30, 2002, this Mutual Release shall terminate and shall thereafter have no force or effect with respect to any of the parties hereto. In addition, Flotek may terminate this Agreement if it has not received prior to April 30, 2002 Disclaimers from CESI Shareholders holding at least 95% of the Flotek stock held by CESI Shareholders (including the signatories hereto). Upon any such termination, the Assigned Shares will be promptly returned to Penny, Morton or Neal, as the case may be. Flotek may extend either or both of the April 30, 2002 deadlines provided for in this Section to a date not later than May 31, 2002 by written notice(s) to the other signatories hereto.

9. REPRESENTATIONS OF FLOTEK. Flotek hereby represents and warrants to the PMN Parties, and also to each of the Flotek Major Shareholders and CESI Major Shareholders, that: (i) to the best of its knowledge, all of the shareholders of Flotek's common stock who own, of record or beneficially, more than 5% of Flotek's issued and outstanding common stock are shown as signatories to this Mutual Release under the heading "The Flotek Major Shareholders"; (ii) the aggregate ownership of all of the signatories under such heading exceeds 20% of the issued and outstanding common stock of Flotek on the stock records of Flotek; (iii) the aggregate ownership of all of the signatories to this Mutual Release under the heading "The CESI Major Shareholders" exceeds 59% of the issued and outstanding common stock of Flotek as of the date of the Merger on the stock records of Flotek; and (iv) the execution and delivery by Flotek of this Mutual Release has been duly authorized by Flotek and no other action on the part of Flotek is necessary to authorize the releases contemplated hereby.

10. AFFILIATES. The term "affiliates" shall mean an entity controlled by the party to whom the reference is made.

11. NO ADMISSIONS. All parties acknowledge that this is a binding compromise and settlement of claims between the parties and that no party hereto is making any admission of liability or any admission of fact by entering into this Mutual Release.

12. NO ASSIGNMENT. The parties represent and warrant that no claim or portion of any claim the subject of any release set forth in this Mutual Release has been assigned, pledged, mortgaged, or otherwise transferred, in whole or in part.

13. LEGAL COUNSEL. The parties hereto represent and warrant that they have executed this Mutual Release after obtaining legal advice from counsel of their choice, and further represent and warrant that no representation or warranty other than those contained in the body of this Mutual Release has been made prior to their signing of this Mutual Release. The Flotek Major Shareholders and the CESI Major Shareholders acknowledge that they have not been represented by Flotek, CESI, or its counsel in connection with this transaction.

14. EFFECT ON INDEMNIFICATION OBLIGATIONS. This Mutual Release shall not terminate or affect the obligations, if any, of Flotek or CESI to indemnify any of the parties hereto pursuant to the terms of the Certificate of Incorporation and/or Bylaws of Flotek and/or CESI, with respect to claims brought by persons who have not executed and are not parties to this Mutual Release based on events which have occurred prior to the date of this Mutual Release.

15. TAX TREATMENT. The parties agree that in filings made by them with the Internal Revenue Service, and for all other purposes, to treat (i) the Stock Dividend as a proportionate stock dividend subject to Section 305(a) of the Internal Revenue Code of 1986, as amended, and (ii) the transfer of the Assigned Shares, the Stock Dividend, the Disclaimers, and the resulting increase in the number of shares of Flotek's common stock held by those people who were shareholders of Flotek prior to the Merger by approximately 180,000, and decrease in the number of shares of Flotek's common stock held by the CESI Shareholders by 180,000 as an adjustment to the "Merger Consideration" paid under the Merger Agreement.

16. EFFECTIVENESS. This Mutual Release shall be effective upon its execution by all of the parties hereto, provided that the signatures of David Wesson, Karen Blanton, Victor Carrera, Ken Guest, and Ephrain Munoz shall not be required in order for this Mutual Release to be effective.

         SIGNED AND EXECUTED in multiple originals this 21st day of May, 2002.


                         FLOTEK INDUSTRIES, INC., a Delaware
                         corporation

                         By:  /s/ Jerry D. Dumas, Sr.
                              -----------------------
                              Name:  Jerry D. Dumas, Sr.
                              Title: Chairman and CEO


                         CHEMICAL & EQUIPMENT SPECIALTIES, INC., an Oklahoma corporation

                         By:  /s/ Jerry D. Dumas, Sr.
                              -----------------------
                         Name:  Jerry D. Dumas, Sr.
                         Title: Chief Executive Officer


                         /s/ Glenn S. Penny
                         ------------------
                         Glenn S. Penny


                         /s/ Tom D. Morton
                         ------------------
                         Tom D. Morton


                         /s/ Dan R. Neal
                         ---------------
                         Dan R. Neal

                                  THE FLOTEK MAJOR SHAREHOLDERS:


                                  TOSI, L.P.

                                  By: /s/ J. W. Beavers, Jr.
                                      ----------------------
                                  Name:  J. W. Beavers, Jr.
                                  Title: President, Pitman Property Corp.,
                                         its General Partner


                                  CHISHOLM ENERGY PARTNERS, L.L.C.

                                  By: /s/ John Chisholm
                                  ---------------------
                                  Name: John Chisholm
                                  Title: Sole Manager


                                  /s/ William R. Ziegler
                                  ----------------------
                                  William R. Ziegler


                                  HINCKLEY BROOK, INC.

                                  By: /s/ Jerry D. Dumas, Sr.
                                      -----------------------
                                  Name: Jerry D. Dumas, Sr.
                                  Title: President


                                  SAXTON RIVER CORPORATION

                                  By: /s/ Jerry D. Dumas, Sr.
                                      -----------------------
                                  Name: Jerry D. Dumas, Sr.
                                  Title: President


                                  /s/ Charles E. Murphy, Jr.
                                  --------------------------
                                  Charles E. Murphy, Jr.

                     SPRINGFIELD TRADING S.A.

                     By: /s/ Kenneth H. Hannan, Jr.
                     ------------------------------
                     Name: Kenneth H. Hannan, Jr.
                     Title: Attorney-in-Fact


                     DUGAN PRODUCTION CORP.

                     By: /s/ Thomas A. Dugan
                     -----------------------
                     Name: Thomas A. Dugan
                     Title: President


                     THOMAS A. DUGAN & MARY E. DUGAN REVOCABLE TRUST DATED JULY 21, 1983 AND AMENDED FEBRUARY 11, 1991

                     By: /s/ Thomas A. Dugan
                     -----------------------
                     Name: Thomas A. Dugan
                     Title: Trustee


                     /s/ Thomas A. Dugan
                     -------------------
                     Thomas A. Dugan


                     BRONCO VENTURES, LLC

                     By: /s/ Jerry D. Dumas, Sr.
                     ---------------------------
                     Name: Jerry D. Dumas, Sr.
                     Title: Managing Partner


                     /s/ John Chisholm
                     -----------------
                     John Chisholm

                                          THE CESI MAJOR SHAREHOLDERS:


                                          /s/ Richard L. Johnson II
                                          -------------------------
                                          Richard L. Johnson II


                                          /s/ Sharon J. Johnson
                                          ---------------------
                                          Sharon J. Johnson


                                          /s/ Robert S. Beall
                                          -------------------
                                          Robert S. Beall


                                          /s/ John Todd Sanner
                                          --------------------
                                          John Todd Sanner


                                          /s/ David Irwin
                                          ---------------
                                          David Irwin


                                          /s/ Earl E. Schott
                                          ------------------
                                          Earl E. Schott


                                          /s/ Roger K. Padgham
                                          --------------------
                                          Rodger K. Padgham


                                          /s/ David Wesson
                                          ----------------
                                          David Wesson


                                          /s/ Karen Blanton
                                          -----------------
                                          Karen Blanton


                                          /s/ Victor Carrera
                                          ------------------
                                          Victor Carrera


                                          /s/ Ken Guest
                                          -------------
                                          Ken Guest


                                          /s/ Efrain Munoz
                                          ----------------
                                          Efrain Munoz


                                          /s/ Glenn S. Penny
                                          ------------------
                                          Glenn S. Penny


                                          /s/ Michael Gillespie
                                          ---------------------
                                          Michael Gillespie


                                          /s/ Dee Gillespie
                                          -----------------
                                          Dee Gillespie


                                          /s/ Tom D. Morton
                                          -----------------
                                          Tom D. Morton


                                          /s/ Dan R. Neal
                                          ---------------
                                          Dan R. Neal

                                   SCHEDULE A


                  Name               Number of Shares

         Tom D. Morton                    44,910
         Dan R. Neal                      10,000
         Glenn S. Penny                  125,090

                                   SCHEDULE B


Affiliates of Tom D. Morton:    The Morton Group, LLC (an Oklahoma limited
                                liability company)

Affiliates of Dan R. Neal:      None

Affiliates of Glenn S. Penny:   Stimulation Instruments (a sole proprietorship)
                                Oklahoma Facilities LLC (an Oklahoma limited liability company)

                                   SCHEDULE C
                           TO MUTUAL RELEASE AGREEMENT




>>       Chemical & Equipment Specialties, Inc.               Oklahoma

          o Esses, Inc.                                       Oklahoma
          o Plainsman Technology, Inc.                        Oklahoma
          o Neal's Technology, Inc.                           Oklahoma
          o Material Translogistics, Inc.                     Texas
          o Padko International, Inc.                         Oklahoma

>>       Petrovalve International, Inc.                       Alberta

          o Petrovalve, Inc.                                  Delaware

            o USA Petrovalve, Inc.                            Texas
            o Turbeco, Inc.                                   Texas

>>       Trinity Tool, Inc.                                   Texas

>>       Petrovalve International (Barbados) Inc.             Barbados